UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2005

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2006, Airbee Wireless filed an 8K to document a Securities Purchase Agreement ("SPA") with Montgomery Equity Partners, Ltd. ("Montgomery"). In that filing, we identified the fact that Montgomery was issued warrants to purchase 2,000,000 shares of the Company's common stock. We did not, however include all of the warrants as exhibits on section 9.01. Three warrants are included in connection with the SPA and only one of the three was included. This filing amends the above referenced filing to include such warrants in the Exhibits section 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits
Exhibit Description Location
10.9 Form of Warrant issued to Montgomery by the Company dated December 29, 2005 Provided herewith.
10.10 Form of Warrant issued to Montgomery by the Company dated December 29, 2005 Provided herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

July 13, 2006	By:	Eugene Sharer

Name: Eugene Sharer
Title: President & COO

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Exhibit Index

Exhibit No.	Description

1	Form of Warrant
2	Form of Warrant